EXHIBIT B






MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST

SERIES 1992-B


The undersigned, a duly authorized
representative of The Prudential Bank
and Trust Company ("PB&T"), as Servicer
pursuant to the Pooling and Servicing
Agreement dated as of June 1, 1992, the
Series 1992-A Supplement dated as of
June 1, 1992, and the Series 1992-B
Supplement dated April 17, 1995
(collectively, the "Pooling and
Servicing Agreement") by and between
PB&T and Chemical Bank as trustee, (the
"Trustee"), does hereby certify as
follows:

A)	Capitalized terms used in this
notice have their respective meanings
set forth in the Pooling and Servicing
Agreement; provided, that the "Preceding
Monthly Period" shall mean the Monthly
Period immediately preceding the
calendar month in which this notice is
delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing
Agreement.  This notice is delivered
pursuant to Section 4.06 of the Pooling
and Servicing Agreement.

B)	PB&T is the Servicer under the
Pooling and Servicing Agreement.

C)	The undersigned is a Servicing
Officer.

D)	The date of this notice is a
Determination Date under the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.06, the Servicer
does hereby instruct the Trustee (i) to
make a withdrawal from the Series
Finance Charge Account on February 14,
1997 which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and
(ii) to apply the proceeds of such
withdrawal in accordance with Section
4.06:

A) 	Pursuant to subsection 4.06 (a):
(1) Interest at the Certificate Rate for
the preceding Monthly Period on the
Investor Interest
 .......................		$882,528.89

(2) Deficiency Amounts
 ......................	    	$0.00

B)	Pursuant to subsection 4.06(b):
(1) The Investor Monthly Servicing Fees
for the preceding Monthly Period
 ............				$316,666.67

(2)
Accrued and unpaid Investor Monthly
Servicing Fees
 ....................		$0.00

C)	Pursuant to subsection 4.06 (c):
(1) The Operating Expense Fee for the
preceding Monthly
Period..............	$9,816.67

(2) Accrued and unpaid Operating Expense
Fees ....					$0.00

D)	Pursuant to subsection 4.06 (d):
(1) The Monthly Enhancement Fee for the
preceding Monthly
Period..............		$4,380.93

(2) Accrued and unpaid Enhancement Fees
 ....					$0.00

E)	Pursuant to subsection 4.06 (e):
(1) The Program Fee for the preceding
Monthly
Period..............	$40,342.47

(2) Accrued and unpaid Program Fees
 ...................		$0.00

F)	Pursuant to subsection 4.06 (f):

Aggregate Investor Default Amount for
the preceding Monthly Period
 ................	$1,133,284.42

G)	Pursuant to subsection 4.06 (g):

Unreimbursed Investor Chargeoffs
 ............		 $0.00

H)	Pursuant to subsection 4.06(h):

(1) Pay to the LOC Issuer for
application in accordance with the
Reimbursement
Agreement..			$538,765.69

(2) Pay
remaining Excess Spread to the Holder of
the Exchangeable Seller Certificate
 ....................	$0.00



B-2 I)	Pursuant to subsection
4.13(i):

(1)  Pay to the LOC Issuer persuant to
4.13
(a)...................... 	$0.00

(2)  Deposit in the Cash Collateral
Account persuant to 4.13
(b).......................	$0.00

(3)  Pay to the Seller the excess, if
any, of amounts received by the Trustee
persuant to the Loan Agreement over the
sum of (1) and (2)
above....................	$0.00


Total
 ..........................$538,765.69


Pursuant to Section 4.08, during an
Amortization Period, the Servicer does
hereby instruct the Trustee (i) to make
a withdrawal from the Series Principal
Account on 02/14/97, which is a Transfer
Date under the Pooling and Servicing
Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
Section 4.08:

A)	During General Amortization
Period: (1) Monthly Total Percentage
Allocation for preceding Monthly Period
 ................					$0.00

II.	NOTIFICATION TO MAKE WITHDRAWALS
FROM THE CASH COLLATERAL ACCOUNT

Pursuant to Section 4.06 and subsection
4.09(c), the Servicer hereby notifies
the Trustee to make withdrawals on
02/14/97, the Transfer date of the
current calendar month, from the Cash
Collateral Account in an aggregate
amount as set forth in C. below and to
deposit such amount in the Finance
Charge Account:

A.	(i) The applicable Investor
Percentages of Collections of Finance
Charge Receivables, (ii) amounts
deposited with respect to Cardholder
Fees, Recoveries, Discount Option
Receivables, Ineligible Finance Charge
Receivables, Interchange Interest on
Cash Collateral Account and (iii)
interest on amounts in collection
accounts, allocatedto the Series Finance
Charge Account for the preceding Monthly
Period
 ..........				$2,925,785.73




B-3

B.	The sum of (a) Certificate
Interest accrued during the preceding
Monthly Period (plus any past due
Certificate Interest), plus (b) the
Investor Monthly Servicing Fee for the
preceding Monthly Period (plus any past
due Investor Monthly Servicing Fee),
plus (c) the Operating Fee Expense (plus
any past due Operating Fee Expense),
plus (d) the Monthly Enhancement Fee
(plus any past due Monthly Enhancement
Fee), plus (e) the Program Fee (plus any
past due Program Fees), plus (f) the
Aggregate Investor Default Amount, if
any, for the preceding Monthly Period
 ......				$2,387,020.04

C.	The excess, if any, of B over A
(the "Total Withdrawal Amount")
 .......						$0.00

D.	The excess, if any, of A over B
(the Excess Deposits due to Seller)
 .........			$538,765.69


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals
and transfers to be made in accordance
with this notice, the following amounts
will be accrued and unpaid with respect
to all Monthly Periods preceding the
current calendar month:


A)	Subsection 4.06 (a): The aggregate
amount of all Deficiency Amounts
 ...............					$0.00

B)	Subsection 4.06 (b): The aggregate
amount of all accrued and unpaid
Investor Monthly Servicing Fees
 ......					$0.00

C)	Subsection 4.06 (c): The aggregate
amount of all accrued and unpaid
Operating Fee
Expenses........				$0.00




B-4

D)	Subsection 4.06(d): The aggregate
amount of all accrued and Monthly
Enhancement
Fees..........					$0.00

E)	Subsection 4.06 (e): The aggregate
amount of all accrued and unpaid Program
Fees...........					$0.00

F)	Subsection 4.06 (f): The aggregate
amount of all unreimbursed Investor
Chargeoffs..........		$0.00





IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 10th day of February, 1997.


THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:   Joel Rosenberg	  Tom
Mason Title:  Senior Vice President




B-5



EXHIBIT C




FORM OF MONTHLY CERTIFICATEHOLDER'S
STATEMENT


SERIES 1992-B

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST CLASS I
CERTIFICATES



Under Section 5.02 of the Pooling and
Servicing Agreement dated as of June 1,
1992 and the Series 1992-A Supplement
dated June 30, 1992 and the Series
1992-B Supplement dated April 17, 1995
(collectively, the "Pooling and
Servicing Agreement") by and between The
Prudential Bank & Trust Company ("PB&T") and Chemical Bank, as trustee (the
"Trustee"), PB&T, as Servicer, is
required to prepare certain information
each month regarding current
distributions to Series 1992-B
Certificateholders and the performance
of the PB&T Master Credit Card Trust
(the "Trust") during the previous month.
 The information which is required to be
prepared with respect to the
Distribution Date of 02/18/97 and with
respect to the performance of the Trust
during the month of January, 1997 is set forth below. Certain information is presented on the basis of an amount of $1,000 per series 1992-B Certificate (a
"Certificate").  Certain other
information is presented based on the
aggregate amounts for the Trust as a
whole.  Capitalized terms used in this
Statement have their respective meanings set forth in the Pooling and Servicing
Agreement.

A.	Information Regarding the Current
Monthly Distribution (Stated on the
basis of $1,000 Original Certificate
Principal Amount.)

1.	The total amount of the
distribution to Certificateholders on
02/18/97, per $1,000 original
certificate principal amount
 ...........					$4.64

2.	The amount of the distribution set
forth in paragraph 1 above in respect of
principal of the Certificate, per $1,000
original certificate principal amount
 .............					$0.00

3.	The amount of the distribution set
forth in paragraph 1 above in respect of
interest on the Certificates, per $1,000
original certificate principal amount
 .............					$4.64
B.	Information Regarding the
Performance of the Trust

1.	Collection of Principal
Receivables

The aggregate amount of Collections on
Principal Receivables processed during
the month of January, 1997 with respect
to the Agreement
 .............			$19,719,277.70

The aggregate amount of Collections on
Principal Receivables processed during
the month of January, 1997 with respect
to all other Series pursuant to this
Agreement .....					$0.00

The
amount of distribution allocable to
Certificate Principal from all other
Series pursuant to this Agreement
 ...........					$0.00

The aggregate amount of Collections on
Principal Receivables processed during
the month of Janaury, 1997 which were
allocated in respect of the Class 1
Certificates
 ......				$17,122,248.83

2.	Deficit General Amortization
Amount					$0.00

3.	Principal Receivables in the Trust

(a)	As of the end of the last day of
January, 1997 [the prior month]
(distribution on the next Distribution
Date will be allocated based upon the
amounts set forth below):

(1) The aggregate amount of Principal
Receivables in the Trust (which reflects
the Principal Receivables represented by
the Seller Interest and by the Aggregate
Investor Interests)
 ...................	$214,549,665.49

(2) The amount of Principal Receivables
in the Trust represented by the Investor
Interest of Series
1992-B.					$190,000,000.00

(3) The
Investor Interest of Series 1992-B set
forth in paragraph 3 (a) (2) above as a
percentage of the aggregate amount of
Principal Receivables set forth in
paragraph 3 (a) (1) above
 ...................			88.56%

C-2 (b)	As of the end of the last day
of December 1996, (distributions on this Distribution Date have been allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal
Receivables in the Trust (which reflects
the Principal Receivables represented by
the Seller Interest and by the Aggregate
Investor Interests)
 ...............			$218,823,273.45

(2) The amount of Principal Receivables
in the Trust represented by the Investor
Interest of Series 1992-B
 ...............		$190,000,000.00

(3) The Investor Interest of Series
1992-B set forth in paragraph 3 (a) (2)
above as a percentage of the aggregate
amount of Principal Receivables set
forth in paragraph 3 (a) (1) above
 ...............					86.83%

4.	Delinquent Balances

The aggregate amount of outstanding
balances in Accounts which were
delinquent as of the end of the day on:
			1/31/97

Receivables (a) 31 - 60
days:..........		$3,833,754.54
		1.79%

(b) 61 - 90 days:
 .............		$2,738,864.84
		1.28%

(c) 91 - 120 days:
 ............		$2,306,063.04
		1.07%

(d) 121 - 150 days:
 ...........		$2,176,377.64
		1.01%

(e) 151 - 180 days:
 ...........		$1,933,660.74
		0.90%

(f) 181 - 190 days:
 ...........		$1,598,387.96
		0.74%

Total:		$14,587,108.76
		6.80%

C-3 5.	Investor Default Amount

The aggregate amount of all defaulted
Principal Receivables written off as
uncollectible during the month of
January, 1997 allocable to the Investor
Interest for Series 1992-B (the
"Aggregate Investor Default Amount")
 ...............			$1,133,284.42

6.	Investor Charge Offs

(a) The excess of the Aggregate Investor
Default Amount set forth in paragraph 5
above, over the amount of the
withdrawals from the Cash Collateral
Account made to reimburse the Trust for
such amount written off (an "Investor
Charge Off")
 ..............					$0.00

(b) The amount of the Investor Charge
Offs set forth in paragraph 6 (a) above,
per $1,000 original certificate
principal amount (which will have the
effect of reducing, pro rata, the amount
of each Certificateholder's investment
 ..............					$0.00

(c) The aggregate amount of Investor
Charge Offs reimbursed on the Transfer
Data immediately preceding such
Distribution Data
 ...........					$0.00

(d) The amount of the reimbursed
Investor Charge Offs set forth in
paragraph 6 (c) above, per $1,000
original certificate principal amount
 .............					$0.00

7.	Investor Servicing Fee

The amount of the Investor Monthly
Servicing Fee payable by the Trust to
the Servicer for the month of January,
1997
 ...........		$316,666.67

8.	Available Cash Collateral Amount

The amount available to be withdrawn
from the Cash Collateral Account as of
the close of business on 02/14/97 (the
"Transfer Date"), after giving effect to
all with- drawals, deposits and payments
to be made in respect of the preceding
months
 ...........			$3,800,000.00

The
Required Cash Collateral Amount on the
Transfer Date
 ...........			$3,800,000.00

C-4 9.	Available LOC Amount

The available LOC amount as of the close
of business on 02/14/97 (the "Transfer
Date").....				$13,300,000.00

9.A	The Required Enhancement Amount
on the Transfer Date
 .......					$17,100,000.00


C.	The Pool Factor

The Pool Factor for the  Record Date
06/30/96 (which represents the ratio of
the amount of the Investor Interest for
Series 1992-B as of such Record Date
(adjusted after taking into account any
reduction in the Investor Interest which
will occur on the following Distribution
Date) to the Initial Investor Interest
for Series 1992-B).  The amount of a
Certificate- holder's pro rata share of
the Investor Interest for Series 1992-B
can be determined by multiplying the
original denomination by the Pool Factor
 ..........					1.0000000

D.	Other Information

Currently Effective Fixed Rate
Receivable
Percentage..........	65.00%

Interest Rate Cap Amount for the
Transfer Date immediately preceding the
Distribution
Date.............				$0.00

Portfolio
Yield.............	11.32%

Base
Rate...............	7.92%

Excess Spread Percentage for the prior
Monthly
Period..................	3.40%

Currently Effective Three Month Average
Excess Spread
Percentage.................	2.25%

Total amount of Finance Charge
Receivable Collections processed during
the preceding Monthly Period with
respect to the
Agreement.			$2,884,122.21

C-5






IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 10th day of February, 1997.


THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:   Joel Rosenberg	  Tom
Mason Title:  Senior Vice President



C-6

Schedule - to Monthly Servicer's
Certificate with respect to the Series
1992-B Certificates


THE PRUDENTIAL BANK & TRUST COMPANY
___________________________________________________

PB&T MASTER CREDIT CARD TRUST II, SERIES
1992-B, CLASS 1
___________________________________________________

1.	The aggregate amount of the
Investor Percentage of Collections of
Principal Receivables processed by the
Servicer pursuant to Section 4.06 during
the preceding Monthly Period was equal
to
 .......						$17,122,248.83

2.	The
aggregate amount of the Investor
Percentage of Collections of Finance
Charge Receivables (including amount
deposited with respect to Interchange
and the Investor Percentage of
Recoveries) processed by the Servicer
during the preceding Monthly Period was
equal to
 .......				$2,699,647.36

a.	The
aggregate amount of the Investor
Percentage of Collections of Finance
Charge Receivables (excluding amount
deposited with respect to Interchange
and the Investor Percentage of
Recoveries) processed by the Servicer
pursuant to Section 4.06 during the
preceding Monthly Period was equal to
 .................	$2,364,621.56

b.	The aggregate amount of
Interchange to be deposited in the
Series Finance Charge Account with
respect to the Series 1992-B
Certificates (pursuant to Section 3 (c)
of the Series 1994-B Supplement) on the
Transfer Date of the current calendar
month is equal to
 ............		$158,336.87

c.	The aggregate amount of Investor
Percentage of Recoveries deposited in
the Series Finance Charge Account with
respect to the preceding Monthly Period
was equal to
 ............			$176,688.93

3.	The aggregate amount of Investor
Percentage of amounts with respect to
Cardholder Fees deposited into the
Series Finance Charge Account on or
before the Transfer Date during the
current Monthly Period with respect to
the prior Monthly Period is equal to
 ............		$184,373.95

4.	The aggregate amount of Investor
Percentage of amounts with respect to
Ineligible Finance Charge Receivables
deposited into the Series Finance Charge
Account on or before the Transfer Date
during the current Monthly Period with
respect to the prior Monthly Period is
equal to
 ............			$0.00

5.	The aggregate amount of Investor
Percentage of amounts with respect to
Discount Option Receivables deposited
into the Series Finance Charge Account
on or before the Transfer Date during
the current Monthly Period with respect
to the prior Monthly Period is equal to
 .........						$0.00

6.	The aggregate amount of funds
deposited into the Seller's Account in
connection with Credit Adjustments and
Ineligible Principal Receivables with
respect to the previous Monthly Period
is equal for
 ...........						$0.00

7.	The aggregate amount of funds on
deposit in the Series Finance Charge
Account allocable to the Series 1992-B
Certificates with respect to Collections
processed as of the end of the last day
of the preceding Monthly Period was
equal to
 ............		$2,884,122.21

8.	The aggregate amount of funds on
deposit in the Series Principal Account
allocable to the Series 1992-B
Certificates with respect to Collections
processed as of the last day of the
preceding Monthly Period was equal to
 ...........						$0.00

9.	The aggregate amount of funds on
deposit in the Seller's Account
allocable to the Series 1992-B
Certificates as of the Transfer Date is
equal to
 ...................		$0.00

10.	The Total Withdrawal Amount
required to be made from the Cash
Collateral Account pursuant to Section
4.06 on the Transfer Date in the current
calendar month is equal to
 ..............					$0.00


11.	The aggregate amount to be
withdrawn from the Series Finance Charge
Account and paid in accordance with the
Loan Agreement pursuant to subsection
4.06 (h) on the Transfer Date on the
current calendar month is equal to
 ..........				$538,765.69


12.	The
Cash Collateral Account Surplus on the
Transfer Date in the Current calendar
month is equal to
 ........					$0.00

S-2 13.	The aggregate amount to be
withdrawn from the Cash Collateral
Account and to be paid in accordance
with the Reimbursement Agreement on the
Transfer Date on the current calendar
month is equal to
 ..........					$0.00

14.	The Available Cash Collateral
Amount on the Transfer Date of the
current calendar month, after giving
effect to the deposits and withdrawals
specified above, is equal to
 ........    		$3,800,000.00

15.	The
amount of interest payable to the Series
1992-B Certificateholders on the
Distribution Date in the current
calendar month is equal to
 ...............				$882,528.89

16.	The amount of principal payable
to the Series 1992-B Certificateholders
on the Distribution Date in the current
calendar month is equal to
 ..............			$0.00

17.	The sum of all amounts payable to
the Series 1992-B Certificateholders on
the Distribution Date in the current
calendar month is equal to
 .................		$882,528.89

18.	To the knowledge of the
undersigned, no Series 1992-B Pay Out
event or Trust Pay Out Event has
occurred except as described below:

None



IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 10th day of February, 1997.




THE PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:   Tom Mason Title:  Senior
Vice President


ADDITIONAL MONTHLY PAYMENT INSTRUCTIONS
AND NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST

SERIES 1992-B


The undersigned, a duly authorized
representative of The Prudential Bank
and Trust Company ("PB&T"), as Servicer
pursuant to the Pooling and Servicing
Agreement dated as of June 30, 1992 and
the Series 1992-A Supplement dated as of June 30, 1992 and the Series 1992-B
Supplement dated April 17, 1995
(collectively, the "Pooling and
Servicing Agreement") by and between
PB&T and Chemical Bank as trustee, (the
"Trustee"), does hereby cerify as
follows:

A)	PB&T is the Servicer under the
Pooling and Servicing Agreement.

B)	The undersigned is a Servicing
Officer.

C)	The date of this notice is a
Determination Date under the Pooling and Servicing Agreement.

I.	INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the
Trustee (i) to make a withdrawal from
the Series Finance Charge Account on
February 14, 1997 which date is a
Transfer Date and (ii) to pay to PB&T
the excess deposits from the preceding
Monthly Period after making
distributions pursuant to Section 4.06
as scheduled below:

Total deposits from the preceding
Monthly Period
 ................	$2,541,310.49

Interest at the Certificate Rate for the
preceding Monthly period on the Investor
Interest......			$881,528.89

Payment pursuant to subsection 4.06 (f)
and in accordance with Section 2.11 of
the Loan Agreement
 ...........					$538,765.69


Amount from Cash
Collateral				$4,275,000.00

Excess
deposits due to
PB&T.............	$5,396,015.91


IN WITNESS WHEREOF, the undersigned has
duly executed this certificate this 10th day of February, 1997.

THE PRUDENTIAL BANK AND TRUST COMPANY,



By: Name:   Tom Mason Title:  Senior
Vice President The Prudential Bank and
Trust Company


For Monthly Period ended:
      			1/31/97

Interest Period (# of days):
               			31

Date of this Report: 			2/10/97

Period (Revolving, Controlled
Amortization or Rapid Amortization):
           Revolving


A.	Excess Spread Calculation (per
Reimbursement Agreement):

1	Collections of Finance Charge
Receivables
(excluding					$2,364,621.56
Interchange and Recoveries) (Schedule to the Monthly Servicer's Certificate 2.a.)

2	Cardholder Fees (Schedule to the
Monthly
Servicer's					$184,373.95
Certificate 3.)

3	Ineligible Finance Charge
Receivables
(Schedule					$0.00 to
the Monthly Servicer Certificate 4.)

4	Discount Option Receivables
(Schedule to
the					$0.00 Monthly
Servicer Certificate 5.)

5	Interchange (Schedule to the
Monthly
Servicer				$158,336.87
Certificate 2.b.)

6	Recoveries (Schedule to the Monthly
Servicer					$176,688.93
Certificate 2.c.)

6.A	Interest Rate Cap Amounts
Payable					$0.00

6.B	Finance Charge
Inflow					$0.00

6.C	Earnings on Cash Collateral
Account					$41,764.42

7	Sum of all spread components (A1 +
A2 + A3 + A4 +	$2,925,785.73 A5 +
A6 + A6.A + A.6B +A.6C)



8	Certificate Interest to be paid on
Distribution
$882,528.89 Date
(Schedule to the Monthly Servicer
Certificate 17.)

9	Investor Monthly Servicing Fee
(Monthly
Certificate-
	$316,666.67 holders'
Statement 7.)

10	Operating Expense Fee (Monthly
Payment
Instructions			$9,816.67
and Notification C(1))

11	Monthly Enhancement Fee (Monthly
Payment
Instructions			$4,380.93
and Notification D(1))

12	Program Fee (Monthly Payment
Instructions		$40,342.47 and
Notification E(1))

13	Aggregate Investor Default Amount
(Monthly			$1,133,284.42
Certificate holders' Statement B.5)

14	Reimbursement of Investor Charge
Offs (Monthly					$0.00
Certificate holders' Statement B.6.c.)

16	Sum of all expenses (A8 + A9 + A10
+ A11 + A12 +	$2,387,020.05 A13 +
A14 )

17	Excess spread (A7 -
A16)					$538,765.69

18	Excess spread Percentage for
Monthly Period				3.40%
(A17/B1 * 12)

B.	Spread Account Cap

1	Investor Interest on the first day
of the Monthly
Period				$190,000,000.00

2	Investor Interest on the last day
of the Monthly
Period				$190,000,000.00

3	Average
Excess Spread Percentage for three
preceding					2.25%
Monthly Periods

4	Average Excess Spread Percentage
for twelve
preceding					2.20%
Monthly Periods

5	Spread Account Cap for preceding
Monthly
Period				$8,075,000.00

6	Spread Account Trigger

Upward Trigger (Monthly): a)	If  B3
<= 3.0% but B3 >= 2.25%, then
B7=		$3,800,000

b)	If  B3 <= 2.25% but B3 >=
2.00%,then B7=		$7,600,000

c)	If B3 < 2.00%, then B7
=		$8,075,000

7	Applicable Spread Account Cap for
next
succeeding			$3,800,000.00 Transfer
Date (B6a, B6b,B6c if applicable,
otherwise B5)

8	Required Cash Collateral Amount ,
or					$3,800,000.00

a)	if Payout Commencement Date (the
greater of  12.0% * B2 and 2% B1)

9	Cash Collateral Amount as of the
last Transfer
Date				$8,075,000.00

10	Cash Collateral Amount on the next
succeeding Transfer
Date				$3,800,000.00

11	Seller's Collateral Account
Deficiency (B8 -
B10)					$0.00

12	Stated Amount of
LOC					$13,300,000.00

13	Maximum LOC
Amount				$17,100,000.00

14	Less
Drawings					$0.00

15	Unutilized LOC amount as of the
last
Transfer			$3,800,000.00
Date

C.	Calculation of Minimum Seller
Interest

1	Minimum Aggregate Principal
Receivables			$204,301,075.23
(107.5268817% * aggregate Initial
Investor Interest)

2	Minimum Seller Interest (7.00% *
C1)					$14,301,075.27

3	Lowest Average Seller Interest for
any fifteen-day 		$24,996,839.20
period during the preceding Monthly
Period (computed  on the Schedule 1 to
Exhibit A)

4	Breach of Minimum Seller Interest
during the 			No preceding Monthly
Period ("Yes" or "No")

5	Deficiency in Minimum Seller
Interest (C2 -
C3)					0.00


C.	Remaining Amount

L/C Commitment Fee
	$0.00

Remaining Available Funds and
Earnings				$538,765.69





3 Month Avg.	12 Month Avg.
Reporting		Excess Spread	Excess
Spread	Excess Spread Period	Excess
Spread	Percentage	Percentage	Percentage

Sep-95	59,416.29	2.85%
Oct-95	131,691.16	3.16%
Nov-95	285,547.03	4.57%	3.53%
Dec-95	353,064.79	4.24%	3.99%
Jan-96	436,532.69	4.19%	4.33%
Feb-96	272,846.48	2.18%	3.54%
Mar-96	650,055.76	4.46%	3.61%
Apr-96	682,205.50	4.31%	3.65%
May-96	348,859.03	2.20%	3.66%
Jun-96	-171,027.12	-1.08%	1.81%
Jul-96	496,034.69	3.13%	1.42%
Aug-96	421,793.96	2.66%	1.57%	3.07%
Sep-96	370,275.97	2.34%	2.71%	3.03%
Oct-96	-83,960.06	-0.53%	1.49%	2.72%
Nov-96	176,397.59	1.11%	0.97%	2.43%
Dec-96	354,620.91	2.24%	0.94%	2.27%
Jan-97	538,765.70	3.40%	2.25%	2.20%
0.00%	1.88% 0.00%	1.13%
0.00%	0.00% 0.00%	0.00%
0.00%	0.00% 0.00%	0.00%
0.00%	0.00% 0.00%	0.00%
0.00%	0.00%

EXHIBIT A to Reimbursement Agreement

MONTHLY PAYMENT CERTIFICATE

PRUDENTIAL BANK AND TRUST COMPANY

PBT&T MASTER CREDIT CARD TRUST SERIES
1992-B, CLASS I

The undersigned is a duly authorized
representative of The Prudential Bank &
Trust Company ("PB&T"), as Servicer
under the Loan Agreement dated as of
June 30, 1992 (The "Loan Agreement")
among Chemical Bank, as Trustee (the
"Trustee"), PB&T, and Swiss Bank
Corporation, New York Branch, as Agent
(the "Agent") and as a bank (the "Bank"
and, as collectively with the Asignees,
the "Banks") does hereby certify as
follows:

(a)	Capitalized terms used in this
certificate have the respective meanings set forth in the Loan Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Loan Agreement.


(b)	PB&T is the Servicer under the
Reimbursement Agreement.

(c)	The undersigned is duly
authorized by PB&T, as Servicer, to
instruct the Trustee to make the
payments designated herein.

(d)	The total amount of Available
Funds and Earnings
equals:				$538,765.69


I.	Fees, Expenses and Other Amounts.

Pursuant to Section 2.11, the Servicer
hereby directs the Trustee to make the
following payments to the Agent for
application to the Banks out of the
total amount of Available Funds and
Earnings (see (d) above):

(1)	Amounts payable to the Banks
under Section 2.4.

(A)	Interest and principal on L/C
draws			$0.00

(B)	Unpaid Monthly L/C
Fee			$0.00

(C)	Cash Collateral Account
Deficiencies

(D)	Other Amounts owed the L/C
Bank			$0.00

(E)	L/C Commitment
Fee			$0.00

(F)	Total amount payable (A + B + C +
D + E)			$0.00


(6)	Remaining Available Funds and
Earnings ((d) -
(I.F))			$538,765.69



II.	Finance Charge Shortfall Amounts

(1)	Available Funds and Earnings to
support other Finance Charge Sharing
Series in Group
One.				$538,765.69

(2)	Finance Charge Shortfalls in
other Finance Charge Sharing Series in
Group One.				N/A

(3)	If a Finance Charge Shortfall
exists in 1992-B, Available Funds and
Earnings from other Finance Charge
Sharing Series				N/A

(4)	Allocable Finance Charge
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$538,765.69


III.	Principal Shortfall Amounts

(1)	Available Funds and Earnings to
support other Principal Sharing Series
in Group One.				$538,765.69

(2)	Princicpal Shortfalls in other
Principal Sharing Series in Group
One.				N/A

(3)	If a Principal Shortfall exists
in 1992-B, Available Funds and Earnings
from other Principal Sharing
Series				N/A

(4)	Allocable Principal Shortfall
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$538,765.69


IV.	Remaining Amount

(1)	Remaining Available Funds and
Earnings payable to PB&T

(see (II) (4))				$538,765.69



THE
PRUDENTIAL BANK AND TRUST COMPANY,
Servicer


By: Name:  Tom Mason
Title:Senior Vice President